LIMITED PARTNERSHIP AGREEMENT

                                       OF

                            OKLAHOMA HILLS GAS, L.P.





                                  MARCH 6, 2003

                                TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----

ARTICLE I. DEFINITIONS                                                                               1

ARTICLE II. ORGANIZATION                                                                             6
   2.1   Name                                                                                        6
   2.2   Place of Business                                                                           6
   2.3   Registered Office                                                                           6

ARTICLE III. PURPOSE                                                                                 6
   3.1   Purpose                                                                                     6
   3.2   Powers of Partnership                                                                       6

ARTICLE  IV. TERM                                                                                    7

ARTICLE  V. CONTRIBUTIONS TO CAPITAL AND STATUS OF PARTNERS                                          7
   5.1   Capital Contributions and Loan Amounts                                                      7
   5.2   Additional Limited Partners                                                                 8

ARTICLE VI. DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES; CAPITAL
ACCOUNTS                                                                                             8
   6.1   Cash Available for Distribution                                                             8
   6.2   Allocation of Profits and Losses                                                            8
   6.3   Special Tax Allocations; Other Allocation Rules; Tax Allocations: Code Section
         704(c)                                                                                      9
   6.4   Allocations in the Event of Transfer                                                        9
   6.5   Capital Accounts                                                                           10
   6.6   Tax Distributions                                                                          11

ARTICLE VII. MANAGEMENT; RIGHTS, POWERS, AND OBLIGATIONS OF THE
PARTNERS                                                                                            11
   7.1   Management of the Partnership                                                              11
   7.2   Certain Limitations of the General Partner                                                 11
   7.3   Meetings of the Partners                                                                   12
   7.4   Voting by the Partners                                                                     12
   7.5   Independent Activities                                                                     13
   7.6   Execution of Agreements and Instruments                                                    13
   7.7   Holding of Assets                                                                          13
   7.8   Prior Expenses                                                                             13
ARTICLE VIII. TRANSFER OF INTERESTS IN THE PARTNERSHIP                                              13
   8.1   Prohibited Transfers                                                                       13
   8.2   General Partner                                                                            13
   8.3   Limited Partners                                                                           14


ARTICLE IX. WITHDRAWAL AND REMOVAL OF A PARTNER                                                     16
   9.1   Withdrawal                                                                                 16
   9.2   Removal of a Limited Partner                                                               16
   9.3   Death or Disability of a Limited Partner                                                   17
   9.4   Effect of Removal                                                                          17
   9.5   Valuation of the Interest of a Partner                                                     17
   9.6   Payments to a Removed Limited Partner                                                      17

ARTICLE X. DISSOLUTION AND WINDING UP OF THE PARTNERSHIP                                            18
   10.1  Dissolution of the Partnership                                                             18
   10.2  Winding Up of the Partnership                                                              18
   10.3  Distribution In Kind                                                                       19

ARTICLE XI. BOOKS OF ACCOUNTS, ACCOUNTING, REPORTS, FISCAL YEAR,
BANKING AND TAX MATTERS PARTNER                                                                     19
   11.1   Accounting, Books and Records                                                             19
   11.2   Other Records                                                                             19
   11.3   Reports                                                                                   20
   11.4   Fiscal Year                                                                               20
   11.5   Partnership Funds                                                                         20
   11.6   Tax Matters Partner                                                                       20

ARTICLE XII. INDEMNIFICATION                                                                        21
   12.1   Indemnification                                                                           21

ARTICLE XIII. MISCELLANEOUS                                                                         22
   13.1   Agreement for Further Execution                                                           22
   13.2   Amendments                                                                                22
   13.3   Notices                                                                                   23
   13.4   Governing Law and Jurisdiction                                                            23
   13.5   Binding Nature of Agreement                                                               24
   13.6   Additional Partners                                                                       24
   13.7   Validity                                                                                  24
   13.8   Entire Agreement                                                                          24
   13.9   Indulgences, Etc                                                                          24
   13.10  Execution in Counterparts                                                                 24
   13.11  Paragraph                                                                                 24
   13.12  Number of Days                                                                            24
   13.13  Interpretation                                                                            24
   13.14  Corporate Authority                                                                       25
   13.15  Third Party Beneficiaries                                                                 25
   13.16  Appointment of Attorney-in-fact                                                           25

Exhibit A  -  Partners
Exhibit B  -  Special Allocations

                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              OKLAHOMA HILLS , L.P.


     THIS LIMITED PARTNERSHIP AGREEMENT is entered into effective as of March 6, 2003, by and among NANG, Incorporated, a Delaware corporation (the "General Partner"), and those persons listed as Limited Partners on Exhibit A attached
                                                              ---------
hereto,  as  amended  from  time  to  time  after  the  date  hereof.

Intending  to  be  legally  bound,  the  parties  hereto  agree  as  follows:

ARTICLE  I.  DEFINITIONS.

     Capitalized terms used in this Agreement and not defined elsewhere herein shall have the following meanings:

     "Act"  means  the  Delaware  Revised  Uniform  Limited  Partnership Act, as
      ---
amended  from  time  to  time.

     "Adjusted  Capital Account Deficit" means, with respect to any Partner, the
      ---------------------------------
deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

          (i) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the next to last sentences of Regulations Sections 1 .704-(2)(g)(1) and 1 ..704-2(i)(5); and

          (ii) debit to such Capital Account the items described in Sections 1.704-1 (b)(2)(ii)(d)(4), (5), and (6) of the Regulations.

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section l.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     An  "Affiliate"  (whether or not capitalized) of, or a Person, association,
          ---------
partnership or corporation "affiliated" with, a specified Person, association, partnership or corporation, is a Person, association, partnership or corporation that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, association, partnership or corporation.

     "Agreement"  means  this  limited partnership agreement, as the same may be
      ---------
amended  from  time  to  time.

     "Appraiser"  has the meaning set forth in Section 9.5(a) of this Agreement.
      ---------

     "Bankruptcy" means, with respect to any Person, a "Voluntary Bankruptcy" or
      ----------
an "Involuntary Bankruptcy." A "Voluntary Bankruptcy" means, with respect to any Person, the inability of such Person generally to pay its debts as such debts become due, or an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; the filing of any petition or answer by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for such Person or for any substantial part of its property, or corporate action taken by such Person to authorize any of the actions set forth above. An "Involuntary Bankruptcy" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or other similar relief under any present or future bankruptcy, insolvency or similar statute, law, or regulation, or the filing of any such petition against such Person which petition shall not be dismissed within ninety (90) days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver, or liquidator of such Person or of all or any substantial part of the property of such Person which order shall not be dismissed within sixty (60) days.

     "Capital  Account"  means,  with  respect  to  any  Partner, such Partner's
      ----------------
Capital  Account  determined  in  accordance  with  Section  6.6.

     "Capital  Contribution"  means,  with respect to any Partner, the amount of
      ---------------------
money  contributed  to  the Partnership by such Partner pursuant to Section 5.2.

     "Cash Available for Distribution" for any fiscal year or other period means
      -------------------------------
the excess of (a) the amount of gross cash receipts of any kind received by the Partnership (including from any reserves previously established which the General Partner determines are no longer required by the Partnership) less (b)
(i) Operating Expenses, (ii) any reserves established or increased by the General Partner which it deems reasonably necessary for the operation of the Partnership including, reserves for working capital and maturing debt obligations and other cash requirements of the Partnership, and (iii) amounts received by the Partnership as Capital Contributions.

     "Certificate of Limited Partnership" means the Partnership's Certificate of
      ----------------------------------
Limited Partnership filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time.

     "Code"  means the Internal Revenue Code of 1986, as amended. All references
      ----
herein to Code sections shall include corresponding provisions of future federal tax statutes.

     "Depreciation" means, for each fiscal year or other period, an amount equal
      ------------
to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     "General  Partner"  means  NANG,  Incorporated.
      ----------------

     "Gross  Asset Value" means, with respect to any asset, the asset's adjusted
      ------------------
basis  for  federal  income  tax  purposes,  except  as  follows:

          (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as agreed by the contributing Partner and the General Partner;

          (ii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner, as of the following times: (a) the acquisition of an additional Interest in the Partnership (other than pursuant to the original purchase at the time of formation of the Partnership) by any new or existing Partner in exchange for more than a de minimis Capital Contribution, (b) the distribution by the Partnership to a Partner of more than a de minim is amount of Partnership Property (other than cash) as consideration for an Interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g): provided, however, that the adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

          (iii) The Gross Asset Value of any Partnership asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution;

          (iv) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and Section 6.3(h) hereof, provided, however, that Gross Asset Values shall not be adjusted pursuant hereto to the extent the General Partner determines that an adjustment pursuant hereto is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant hereto; and

          (v) If the Gross Asset Value of an asset has been determined or adjusted pursuant hereto, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     "Indemnitee"  has  the  meaning  set  forth  in  Section  12.1(a)  of  this
      ----------
Agreement.

     "Interest"  means  a  Partner's  economic  rights and other interest in the
      --------
Partnership  as  a  Partner  as  provided  in  this  Agreement.

     "Limited  Partner" means any person named as a Limited Partner on Exhibit A
      ----------------
in his, her or its capacity as a Limited Partner of the Partnership and any other person admitted to the Partnership as a Limited Partner.

     "Limited  Partner  A"  means  Far  Group,  Inc.,  a Washington corporation.

     "Limited  Partner  B"  means  BWP  Gas  LLC,  a  Delaware Limited Liability
Company.

     "Majority  in  Interest"  means  with  respect  to  any particular group of
      ----------------------
Partners, those Partners whose Percentage Interests in the aggregate are greater than fifty percent (5 0%) of the Percentage Interests owned by all of the Partners within the group.

     "Nonrecourse  Deductions"  has  the  meaning  set  forth  in  Section  1
      -----------------------
..704-2(b)(1)  of  the  Regulations.

     "Nonrecourse Liability" has the meaning set forth in Section 1 .704-2(b)(3)
      ---------------------
of  the  Regulations.

     "Operating  Expenses"  means  cash disbursements for operating expenses of,
      -------------------
and proper payments by, the Partnership, including, but not limited to (i) legal representation relating to the Partnership, (ii) accounting and tax preparation and (iii) amounts paid to satisfy the Partnership's obligations with respect to working interests in oil and gas wells held by the Partnership.

     "Partner"  means  the  General  Partner  or  any  Limited  Partner.
      -------

     "Partner  Nonrecourse  Debt"  has  the  meaning  set  forth  in  Section  1
      --------------------------
..704-2(b)(4)  of  the  Regulations.

     "Partner  Minimum  Gain"  means  an  amount,  with  respect to each Partner
      ----------------------
Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1 .704-2(i)(3) of the Regulations.

     "Partner  Nonrecourse  Deductions"  has the meaning set forth in Sections 1
      --------------------------------
..704-2(i)(1)  and  l.704-2(i)(2)  of  the  Regulations.

     "Partnership"  means  1025  Partners, L.P., a Delaware limited partnership.
      -----------

     "Partnership  Minimum  Gain"  has  the  meaning  set  forth  in  Sections 1
      --------------------------
..704-2(b)(2)  and  1.704-2(d)  of  the  Regulations.

     "Partnership  Property"  means  all  properties  and  assets  which  the
      ---------------------
Partnership  may  own  or  have  an  interest  in  from  time  to  time.

     "Percentage  Interest"  means  the  Interest  of  a  Partner expressed as a
      --------------------
percentage. The Percentage Interest of each Partner as of the date hereof is as set forth on Exhibit A.
                ----------

     "Person"  means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, non-incorporated organization or government or any agency or political subdivision thereof.

     "Prime  Rate"  means  the  interest rate published from time to time by the
      -----------
Wall  Street  Journal  as the prime lending rate (regardless of how such rate is
---------------------
specifically  described).

     "Profitor  Profits"  and  "Loss  or  Losses" means, for each fiscal year or
      ------    -------         ----      ------
other period, an amount equal to the Partnership's taxable income or loss for such year or period, as determined by the Partnership's accountants, in accordance with Code Sec.703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Sec.703(a)(1) of the Code shall be included in Profits or Losses), with the adjustments required to comply with the capital account maintenance rules of Treasury Regulations Sec. 1.704-1 (b)(2)(iv) and the following adjustments:

          (i) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses shall be added back;

          (ii) Any expenditures of the Partnership described in Sec.705(a)(2)(B) of the Code or treated as Sec.705(a)(2)(B) expenditures pursuant to Treasury Regulations Sec.1.704-(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

          (iii) If the Gross Asset Value of any Partnership asset is adjusted pursuant to this Agreement, the amount of such adjustment shall be taken into account in the taxable year as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

          (iv) Gain or loss resulting from any disposition of Partnership Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the Partnership Property disposed of, notwithstanding that the adjusted tax basis of such Property differs from its Gross Asset Value; and

          (v) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with this Agreement.

     "Purchase  Price"  has  the  meaning  set  forth  in  Section  9.4  of this
      ---------------
Agreement.

     "Regulations" means the regulations promulgated under the Code, as the same
      -----------
may  be  amended  or  supplemented  from  time  to  time.

     "Regulatory  Allocations"  has  the  meaning  set  forth in Section 1(h) of
      -----------------------
Exhibit  B  of  this  Agreement.

     "Removal Event" has the meaning set forth in Section 9.2 of this Agreement.
      -------------

     "Service"  has  the  meaning  set  forth in Section 11.6 of this Agreement.
      -------

     "Term"  has  the  meaning  set  forth  in  Article  IV  of  this Agreement.
      ----

     "Transfer,"  with  respect  to  any  Interest in the Partnership, means any
      -------
sale, bequest, assignment, pledge, encumbrance or gift thereof, or attempt to deliver a security interest therein, but shall not include a voluntary pledge or assignment pursuant to a written agreement by a Partner of only the rights to recover proceeds as distributed by the Partnership with respect to any Interest nor shall include a collateral assignment of one Partner's Interest to another Partner.

     "Unreturned  Capital  Balance"  with  respect to any Partner means all cash
      ----------------------------
paid toward such Partner's Capital Contribution, reduced by distributions made to such Partner.

     "Valuation  Date"  has  the  meaning  set  forth  in Section 9.5(a) of this
      ---------------
Agreement.

                            ARTICLE II. ORGANIZATION

     2.1     Name.  The  name  of  the Partnership is "OKLAHOMA HILLS GAS, L.P."
             -----

     2.2     Place  of  Business.  The  principal  place  of  business  of  the
             -------------------
Partnership shall be at such place as determined by the General Partner. The Partnership may establish additional places of business within or without the State of Delaware as and when required by the business of the Partnership.

     2.3     Registered  Office. The registered office for the Partnership shall
             ------------------
be  located  at  such  place  as  may  be  designated  by  the  General Partner.

                            ARTICLE III.     PURPOSE.

     3.1     Purpose.  The  purpose  for  which  the Partnership is formed is to
             -------
purchase leasehold interests in certain oil and gas prospects located in the Potato Hills Deep Gas Exploration located in Oklahoma. In addition, the Partnership may engage in any lawful activity for which limited partnerships may be organized under the laws of the State of Delaware and otherwise in accordance with the terms of this Agreement.

     3.2     Powers  of  Partnership.  The Partnership shall have all the powers
             -----------------------
permitted by law which are necessary or desirable in carrying out the purposes and business of the Partnership, including, but not limited to, the following:

          (a) Transact business in any state or nation in which the Partnership may lawfully act, for itself or as principal, agent or representative for any Person, respecting the business of the Partnership;

          (b) Enter into, make, perform and carry out, or cancel and rescind, contracts and other obligations for any lawful purpose pertaining to the business of the Partnership;

          (c) Apply for, register, obtain, purchase or otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

          (d) Employ on behalf of the Partnership legal counsel, accountants and other professional advisors with respect to any business of the Partnership;

          (e) Compromise, submit to arbitration, sue on, and defend claims in favor of or against the Partnership; and

          (f) Exercise all of the general rights, privileges and powers permitted by the provisions of the Act, as adopted or hereafter amended or supplemented.

                              ARTICLE IV.     TERM

     The Partnership shall continue in perpetuity from the date hereof unless dissolved sooner pursuant to Article X of this Agreement (the "Term").

ARTICLE  V.  CONTRIBUTIONS  TO  CAPITAL  AND  STATUS  OF  PARTNERS

     5.1  Capital  Contributions  and  Loan  Amounts.
          ------------------------------------------

          (a) General Partner. The General Partner has made a capital contribution to the Partnership in the amount set forth on Exhibit A to this
                                                               ---------
Agreement.

          (b) Limited Partners. Each Limited Partner shall make an initial Capital Contribution, as described in Exhibit A to this Agreement. The name, mailing address, taxpayer identification number, Capital Contribution, Percentage Interest of each Partner is set forth in Exhibit A.
                                                             -----------

          (c)  Additional  Capital  Contributions.
               ----------------------------------

               (i) The Partners shall be obligated to make all additional contributions to the capital of the Partnership, for whatever purpose, in any amounts requested by the General Partner, provided that, solely with respect to any Capital Calls made for the purpose of paying administrative expenses of the Partnership, the General Partner shall only be permitted to request two additional contributions to the capital of the Partnership per calendar year in the aggregate amount of $300,000. The General Partner shall deliver written notice requesting any additional Capital Contribution to the Partnership (a "Capital Call") to each Limited Partner. Each Limited Partner shall be obligated  to  satisfy  its  pro rata portion of any Capital Call within fifteen
                             --------
(15)  business  days  of  receiving  such  written  request.

          (d)  Withdrawal  of  Capital  Contributions. No Partner shall have the
               --------------------------------------
right to withdraw or reduce its Capital Contribution, or to receive any distributions from the Partnership, except as otherwise provided herein. No Partner shall have the right to demand or receive any Partnership Property other than cash from the Partnership. No interest or royalties shall be paid to any Partner on its Capital Contribution. No Partner shall have priority over any other Partner, either as to the return of its Capital Contribution or as to Profits, Losses or distributions, except as may be specifically set forth in this Agreement.

     5.2  Additional  Limited  Partners.  Additional  Limited  Partners  may  be
          -----------------------------
admitted to the Partnership with the consent of the General Partner and without the consent of the Limited Partners. Any dilution of the Percentage Interest resulting from the admission of additional Limited Partners shall be borne by all Partners pro rata in accordance with their Percentage Interests.

          ARTICLE VI. DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES;
                                CAPITAL ACCOUNTS.

     6.1  Cash  Available  for  Distribution.
          ----------------------------------

          (a)  Distributions  Prior  to  Liquidation.  Cash  Available  for
               -------------------------------------
Distribution, if any, shall be distributed at times and in amounts which the General Partner may, in its reasonable discretion, determine. Amounts not distributed in liquidation of the Partnership shall be distributed as follows:

               (i) First, 99 percent to the Limited Partners in proportion to and to the extent of their Unreturned Capital Balances and one percent to the General Partner until all Unreturned Capital Balances have been reduced to zero;

               (ii) Then, 84 percent to Limited Partner A, 15 percent to Limited Partner B and 1 percent to the General Partner.

Notwithstanding the foregoing, the General Partner may in its sole and absolute discretion and at any time make a distribution to the Limited Partners in proportion to their respective Unreturned Capital Account balances.

          (b)  Liquidating  Distributions.  Distributions  in liquidation of the
               --------------------------
Partnership and redemption of Interests shall be made in accordance with Capital Accounts, determined after taking into account all allocations under this
Article VI, including Profits or Losses with respect to property distributed in kind.

     6.2  Allocation  of  Profits  and  Losses.
          ------------------------------------

          (a)  Allocation  of  Profits.  After  giving  effect to the Regulatory
               -----------------------
Allocations  set  forth  in  Exhibit B of this Agreement, Profits for any fiscal
                             ---------
year or other
period of the Partnership will be credited to the Capital Accounts of the Partners in the following order of priority:

               (i) First, to each Partner in proportion to and to the extent of the excess, if any, of (A) cumulative prior allocations of Losses to the Partner under subsection (b) of this Section 6.2 over (B) cumulative prior allocations to the Partner under this clause
               (i);

               (ii) Then, to each Partner in proportion to and to the extent of the excess, if any, of (A) cumulative distributions to the Partner under Section 6.1(a) as of the date of allocation over
               (B)  cumulative  prior  allocations  under  this  clause  (ii);

               (iii) Then, 84 percent to Limited Partner A and 15 percent to Limited Partner B and 1 percent to the General Partner.

          (b) Allocation of Losses. After giving effect to the Regulatory Allocations set forth in Exhibit B of this Agreement, Losses for any fiscal year
                         ---------
or  other  period  will  be  allocated  as  follows:

               (i) First, to each Partner in proportion to and to the extent of the excess, if any, of (A) cumulative Profits allocated to the Partner for all prior years under subsection (a) of this Section
               6.2 over (B) cumulative prior Losses allocated during the same period under this clause

              (ii)  Then,  to  Partners,  if  any, with positive Capital Account balances,  in  proportion  to and to the extent of such balances;

             (iii)  Then  entirely  to  the  General  Partner.

Notwithstanding the foregoing, the Losses allocated pursuant to this Section 6.2(b) shall not exceed the maximum amount of Losses that can be so allocated without causing any Partner to have an Adjusted Capital Account Deficit at the end of the fiscal year. In the event some but not all of the Partners would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 6.2(b), this limitation shall be applied on a Partner by Partner basis so as to allocate the maximum permissible Losses to each Partner
Section 1.704-1 (b)(2)(ii)(d) of the Regulations, and otherwise shall be allocated entirely to the General Partner.

     6.3  Special  Tax  Allocations;  Other  Allocation  Rules; Tax Allocations:
          -------------------------
Code  Section  704(c).  Special  tax allocations, other allocation rules and tax
               ------
allocations  relating  to  Code  Section  704(c)  are  as set forth on Exhibit B
                                                                       ---------
attached  hereto  and  made  a  part  hereof.

     6.4  Allocations  in  the  Event  of  Transfer.
          -----------------------------------------

          (a) If all or any portion of an Interest is transferred in accordance with Article VIII hereof (other than a hypothecation or any other encumbrance which secures an indebtedness but is not accompanied by immediate rights to distributions), Profits, Losses, each item thereof and all other items attributable to such Interest for the period from the beginning of the year in which the transfer is effected through the date of transfer shall be allocated to the transferor, and all items attributable for the balance of the year shall be allocated to the transferee. The General Partner may, in its sole discretion, determine the apportionment between pre- and post-transfer allocations on the basis of the number of days of the year in each period or by an interim closing of books as of the end of the date of transfer, except that any items attributable to a transaction giving rise to capital gain or loss (including gain on the disposition of "Section 1231 property" within the meaning of Section 1231 of the
Cod) shall be allocated entirely to the period in which the transaction giving rise to the gain or loss occurred. The Partnership shall not make any adjustments for items of income, gain, loss, credit, or deduction realized or incurred prior to transfer but deferred in whole or part to a subsequent period.

          (b) Solely for purposes of allocating Profits, Losses and each item thereof as set forth in Sections 6.2 through 6.4, the Partnership shall recognize the Transfer of such Interest not later than the end of the calendar month during which it receives written notice of such Transfer and the other requirements of Article VIII hereof are satisfied, provided that if the Partnership does not receive a written notice stating the date such Interest was transferred and such other information as the General Partner may reasonably require within thirty (30) days after the end of the calendar year during which the Transfer occurs, then all of such items shall be allocated, and all distributions shall be made, to the Person who, according to the books and records of the Partnership, on the last day of the accounting period during which the Transfer occurs, was the owner of the Interest. The General Partner and the Partnership shall incur no liability for making allocations and distributions in accordance with the provisions of this Section 6.4, whether or not the General Partner or the Partnership has knowledge of any Transfer of ownership of any Interest.

     6.5  Capital  Accounts.
          -----------------

          (a) A Capital Account shall be maintained for each Partner. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Regulations promulgated under Section 704(b) of the Code. The Capital Account of each Partner shall be increased by (a) the cash amounts of such Partner's Capital Contribution, (b) the Gross Asset Value of any property or services contributed to the Partnership by the Partner as agreed to by the contributing Partner and the Partnership, less any indebtedness to which such property is subject or which is assumed by the Partnership in connection with the contribution (except that any amount by which such indebtedness exceeds such Gross Asset Value of the property shall be treated as a debit to the Partner's Capital Account), and (c) such Partner's share of Profits and any items in the nature of income and gain specially allocated to it, and shall be decreased by (y) the amount of cash and the Gross Asset Value of other property actually distributed to such Partner by the Partnership less any indebtedness to which such property is subject or which is assumed by the Partner in connection with the distribution (except that any amount by which such indebtedness exceeds such Gross Asset Value of the property shall be treated as a credit to the Partner's Capital Account), and (z) such Partner's share of Losses.

          (b) In the event a Partner Transfers all or any portion of its Interest in accordance with the provisions of this Agreement, the transferee shall succeed to the individual Capital Account of the transferor to the extent such Capital Account relates to the transferred Interest.

          (c) It is the intent of this Agreement that each Partner's allocations and distributions shall be made in accordance with Section 704(b) of the Code. If the Partnership is advised by legal counsel that any matter or matters contained in this Agreement are unlikely to be effective for federal income tax purposes, the General Partner is hereby granted the power to amend the allocation and/or distribution provisions of this Agreement, on the advice of legal counsel to the Partnership, to the minimum extent necessary to effect the allocation of Profits and Losses herein.

          (d) No Partner shall be required at any time to make any cash contribution to the Partnership by reason of any deficit balance in its Capital Account, and no such deficit balance shall increase or otherwise affect the liability of a Partner to third parties

     6.6  Tax  Distributions.  Prior  to  any  distributions pursuant to Section
          ------------------
6.1 hereof (or otherwise), the Partnership shall distribute Cash Available for Distribution to the Partners in such amounts as the General Partner, in good faith, estimates (the "Estimated Tax Liability") to be sufficient to permit each Partner to pay all federal and state income taxes which each Partner will incur as a result of the required inclusion of each Partner's proportionate share of the Profits of the Partnership in determining each Partner's federal and state tax liability, provided that such distribution shall be made no later than the 10th day of January of the year following the year in question and such amount shall be confirmed by the General Partner as soon thereafter as is reasonably practicable. Any distribution made under this Section 6.6 shall be applied against such amounts such Partner is entitled to receive pursuant to Section 6.1 hereof. In the event such Partner receives an amount pursuant to this Section
6.6 which the General Partner in good faith determines is (i) less than the Estimated Tax Liability, then the Partnership shall promptly distribute any shortfall, or (ii) greater than the amount such Partner was entitled to receive pursuant to Section 6.1 hereof, such Partner shall immediately return to the Partnership the difference between the amount received and the amount which should have been distributed.

           ARTICLE VII. MANAGEMENT; RIGHTS, POWERS, AND OBLIGATIONS OF
                                  THE PARTNERS

     7.1  Management  of  the  Partnership.  Subject  to Section 7.2 hereof, the
          --------------------------------
management and control of the Partnership and its business and affairs, and the exercise of the powers of the Partnership described in Section 3.2 hereof, shall be vested in the General Partner.

     7.2  Certain  Limitations  of  the  General  Partner. Without obtaining the
          -----------------------------------------------
affirmative vote of a Majority in Interest of the Limited Partners, voting as a separate class, the General Partner shall not do or permit any of the following acts on behalf of the Partnership unless otherwise specifically stated herein:

               (i)     Act  in  contravention  of  this  Agreement;

               (ii) Except as provided in Article X, do any act which would make it impossible to carry on the ordinary business of the Partnership;

               (iii)   Confess  a  judgment  against  the  Partnership;

               (iv) Execute or deliver any assignment for the benefit of the creditors of the Partnership;

               (v) Impose a lien, lease, security interest, easement, liability or otherwise encumber Partnership Property, other than the Senior Security Interest and the Class A Security Interest; or

               (vi) sell or dispose of all or substantially all of the assets of the Partnership Property in a transaction outside of the Partnership's ordinary course of business.

     7.3  Meetings  of  the  Partners.
          ---------------------------

          (a)  Meetings  of  Partners.  Except  as  otherwise  specifically
               ----------------------
provided in this Agreement, special meetings of the Partners may be called by the General Partner, by written notice to the Partners given not less than ten
(10) nor more than sixty (60) days prior to the date of such meeting. Meetings shall be held at such place within or without the State of Delaware as is designated in the notice of the meeting.

          (b)  Quorum.  Except  as  provided in other sections of this Agreement
               ------
where less than all of the Partners are entitled to vote, the Partners necessary to approve any action to be taken at such meeting must be present for the conduct of business at any meeting of the Partners.

          (c)  Written  Consent.  Any  action  of  the  Partners  may  be  taken
               ----------------
without a meeting if the Partners required to approve such action consent thereto in writing.

          (d)  Meeting  by  Telephone.  The  meeting of the Partners may be held
               ----------------------
by  telephone  conference  or  similar  communications  equipment.

          (e)  Proxies.  A  Partner  may  authorize  one  or more Persons to act
               -------
for such Partner by proxy, provided the proxy is signed by such Partner. A proxy shall not be valid after the expiration of one (1) year from its date.

          (f)  Waiver  of  Notice.  Any notice required under this Agreement for
               ------------------
the holding of meetings of the Partners may be waived by any Partner by an instrument in writing signed by such Partner either before or after the meeting to which such waiver relates.

     7.4  Voting  by  the  Partners.  Unless otherwise stated in this Agreement,
          -------------------------
an affirmative vote of a Majority in Interest of the Limited Partners, voting as a class, shall be required to adopt any matter subject to a vote of the Limited Partners.

     7.5  Independent  Activities.  Subject  to  any  other  agreement among the
          -----------------------
parties, Partners and Affiliates of Partners may, notwithstanding the existence of this Agreement, engage in whatever activities they choose without having or incurring any obligation to offer any interest in such activities to the Partnership or any Partner, and neither this Agreement nor any activity undertaken pursuant hereto shall prevent the Partners or any Affiliate of a Partner from engaging in any activity, or require the Partners or any Affiliate of a Partner to permit the Partnership or any Partner to participate therein.

     7.6  Execution  of  Agreements  and  Instruments.  Any  agreement  or
          -------------------------------------------
instrument may be executed on behalf of the Partnership by the General Partner or as otherwise authorized by the General Partner.

     7.7  Holding  of  Assets.  All Partnership Property, whether real, personal
          -------------------
or mixed, owned by the Partnership shall be held in the name of the Partnership.

     7.8  Prior  Expenses.  To  the  extent  expenses  have  been  incurred  in
          ---------------
connection with the Partnership prior to the date of this Agreement, the Partnership shall pay such expenses or shall reimburse the General Partner or any other Person as appropriate for such expenses if already paid.

             ARTICLE VIII. TRANSFER OF INTERESTS IN THE PARTNERSHIP

     8.1  Prohibited  Transfers.  Neither  the  General  Partner  nor any of the
          ---------------------
Limited Partners may sell, assign, transfer or otherwise dispose of, or pledge, hypothecate or transfer or in any manner encumber, his or its Partnership Interest or any part thereof except as permitted in this Article VIII, and any act in violation of this Article VIII shall not be binding upon or recognized b, the Partnership regardless of whether the General Partner shall have knowledge thereof

     8.2  General  Partner.
          ----------------

          (a) Upon the withdrawal, retirement, resignation, removal, death, insanity, dissolution or bankruptcy of a General Partner (the "Terminating General Partner") and the continuation of the business of the Partnership by the remaining General Partner[] (or if there is no remaining General Partner, a newly appointed General Partner, appointed upon the consent of a Majority in Interest of the Limited Partners), the Partnership Interest of such Terminating General Partner shall be converted to a Limited Partnership Interest; provided, however, that the distributions, Profits and Losses to which the Terminating General Partner shall be entitled shall not be changed from those to which the Terminating General Partner was entitled while a General Partner.

          (b) Until the dissolution and liquidation of the Partnership, no General Partner shall voluntarily withdraw, retire or resign from the Partnership without the consent of the then remaining General Partners, or if there is no other General Partner, of a Majority in Interest of the Limited Partners. Although such withdrawal, retirement or resignation in breach of this Subsection 8.2(b) may not be enjoined, such General Partner shall be liable in damages to the Partnership for such breach. A sole remaining General Partner seeking to withdraw, may do so only upon obtaining the prior written approval of a Majority-in-Interest of the Limited Partners.

     8.3  Limited  Partners.
          -----------------

          (a) The General Partner may (1) pursuant to this Section 8.3, admit as a substituted Limited Partner any successor in interest to a Limited Partner either deceased or under legal disability, and (2) pursuant to this
Section 8.3 admit as substituted Limited Partners assignees of Limited Partners:

               (i) A substituted Limited Partner is a person admitted to all the rights of a Limited Partner;

               (ii) An assignee is a person to whom a Limited Partner has assigned his Interest in the Partnership but who has not become a substituted Limited Partner. An assignee shall have no right to require any information or accounting of the Partnership's transactions or to inspect the Partnership's books but shall only be entitled to receive the share of the distributions and allocations to which his assignor would otherwise be entitled as set forth in
Article  VI.

          (b) No assignee of the whole or any portion of a Limited Partner's Interest shall have the right to become a substituted Limited Partner in place of his assignor or have any other rights of a Limited Partner hereunder unless all of the following conditions are satisfied:

               (i) The written consent of the General Partner to such substitution shall be obtained, the granting or denial of which shall be within the sole and absolute discretion of the General Partner;

               (ii) A duly executed and acknowledged written instrument of assignment has been filed with the Partnership which sets forth the intention of the assignor that the assignee become a substituted Limited Partner in his place;

               (iii) The assignor and assignee execute and acknowledge such other instruments as the General Partner may deem necessary or desirable to effect such admission, including, without limitation, an opinion of counsel, acceptable to the General Partner, to the effect that the assignment of the interest will not violate the applicable provision of the Securities Act of 1933 and any applicable state securities laws, the written acceptance and adoption by the assignee of the provisions of this Agreement and his execution, acknowledgment, and delivery to the General Partner of a Power of Attorney, the form and content of which are more fully described in Paragraph 12 hereof; and

               (iv) A transfer fee not to exceed $300.00 per transaction has been paid to the Partnership.

          (c) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to all of the provisions of this Agreement as if originally a party to it.

          (d) Subject to the provisions of subparagraph 8.3(j) hereof, compliance with the suitability standards imposed by the Partnership, applicable "blue sky" laws, if any, and the rules of any other applicable governmental authority and subject to the written consent of the General Partner (except that assignments to heirs and personal representatives may be made without consent upon the death of a Limited Partner), a Limited Partner shall have the right to assign all or a portion of his Interest by a written assignment, the terms of which are not in contravention of any of the provisions of this Agreement, which assignment has been duly executed by the assignor and received by the Partnership and recorded on the books thereof Any assignment in contravention of any of the provisions of this Subsection 8.3(d) shall be of no force and effect and shall not be binding upon or recognized by the Partnership. THE INTERESTS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE INTERESTS ACQUIRED BY LIMITED PARTNERS MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE INTERESTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT SUCH REGISTRATION IS NOT REQUIRED.

               (i) Except as provided in Subsections 8.3(h), 8.3(i) and 8.3(j), an assignee of an Interest shall be entitled to receive distributions of cash or other property from the Partnership attributable to the Interest acquired by reasons of such assignment from and after the effective date of the assignment of an Interest to him. The "effective date" of an assignment of an Interest shall be the last day of the calendar month in which the written instrument of assignment, in form and substance satisfactory to the General
Partner,  is  received  and  approved  by  the  General  Partner.

               (ii) Anything contained herein to the contrary notwithstanding, both the Partnership and the General Partner shall be entitled to treat the assignor of a Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to him until such times as the written assignment has been received by, and recorded on the books of the Partnership, in accordance with the provisions of Subsection 8.3(d)(i).

          (e) The General Partner may elect to treat an assignee who has not become a substituted Limited Partner as a substituted Limited Partner in the place of his assignor, should it deem, in its sole and absolute discretion, that such treatment be in the best interest of the Partnership for any of its purposes or for any of the purposes of this Agreement.

          (f) No consent of any of the Limited Partners is required to elect the substitution of a Limited Partner, except that a Limited Partner who assigns his Interest shall, in order for the assignee to be admitted as a substituted Limited Partner, evidence his intention that the assignee be admitted as a substituted Limited Partner in his place and must execute such instruments as the General Partner shall, in its sole and absolute discretion, determine to be necessary or desirable in connection therewith.

          (g) The General Partner shall be required to amend this Agreement only quarterly but may, in its sole and absolute discretion, within a reasonable time after the date of their written consent to the substitution of an assignee as a substituted Limited Partner, amend this Agreement to reflect the addition of said assignee as a Limited Partner. Neither copies of this Agreement nor any amendment thereto need be delivered to any of the Limited Partners and such requirement in any statute is hereby waived. However, upon request, the General Partner will promptly thereafter furnish the requesting Limited Partner with a copy of this Agreement and any amendments thereto as of the date of request.

          (h) Upon the death or legal incompetency of an individual Limited Partner, his personal representative shall have all of the rights of a Limited Partner for the purpose of settling or the managing his estate, and such power as the decedent or incompetent possessed to constitute a successor as an assignee of his Interest in the Partnership and to join with such assignee in making application to substitute such assignee as a Limited Partner. However, such personal representative shall not have the right to become a substituted Limited Partner in the place of his predecessor in interest unless the conditions of this Article VIII are first satisfied (except with respect to the requirement that the assignor execute and acknowledge instruments).

          (i) Upon the bankruptcy, dissolution or other cessation to exist as a legal entity of a General or Limited Partner, not an individual, the authorized representative of such entity shall have all of the rights of a Limited Partner for the purpose of effecting the orderly winding up and the disposition of the business of such entity and such power as such entity possessed to constitute a successor as an assignee of its interest in the Partnership and to join with such assignee in making application to substitute such assignee as a Limited Partner. However, such personal representative shall not have the right to become a substituted Limited Partner in the place of his predecessor in interest unless the conditions of this paragraph are first satisfied (except with respect to the requirement that the assignor execute and acknowledge instruments).

          (j) No assignment or transfer of an interest in the Partnership may be made which would result in the termination of the Partnership under Section 708 of the Code.

                 ARTICLE IX. WITHDRAWAL AND REMOVAL OF A PARTNER

     9.1  Withdrawal.  No  Partner  may  withdraw or resign voluntarily from the
          ----------
Partnership.

     9.2  Removal  of  a  Limited  Partner.  Upon  the  occurrence of any of the
          --------------------------------
following events (each, a "Removal Event"), the Partnership shall have the option (but not the obligation) to remove a Limited Partner. A Limited Partner may only be removed pursuant to this Section 9.2 in the event of:

          (a)  The  dissolution,  termination,  or  Bankruptcy  of  the  Limited
Partner;

          (b) Any assignment or attempted assignment of the Interest of a Limited Partner or attempted withdrawal of the Limited Partner contrary to this Agreement; or

          (c) The material breach of this Agreement by the Limited Partner that is not cured (if such material breach is capable of being cured) within thirty (30) days of the receipt of notice form the General Partner of the occurrence of such material breach.

     9.3  Death  or  Disability  of a Limited Partner. In the event of the death
          -------------------------------------------
or disability of an individual Limited Partner, the Partnership shall have the assignable option (but not the obligation) to acquire all or any portion of such Limited Partner's Interest by notifying the Limited Partner, the Limited Partner's estate or the Limited Partner's representative, as the case may be, within ninety (90) days of the date of death or determination of disability of such Limited Partner of the Partnership's intention to acquire the Interest of such Limited Partner in the Partnership. The price and terms of purchase pursuant to which the Partnership shall be entitled to exercise the option granted in this Section 9.3 shall be those set forth in Section 9.4 hereof

     9.4  Effect  of  Removal.  If  the  Partnership  exercises  the  options
          -------------------
described in Sections 9.2 or 9.3, then the Partnership shall redeem the removed Partner's Interest for the purchase price (the "Purchase Price") determined under Section 9.5 to be paid on the terms described in Section 9.6.

     9.5  Valuation  of  the  Interest  of  a  Partner.  For  purposes  of  this
          --------------------------------------------
Article IX, the Purchase Price for a removed, deceased or Disabled Limited Partner's Interest shall be the value of such Limited Partner's Interest determined as follows:

          (a) The General Partner shall select an independent, third-party appraiser, experienced in appraising limited partnership interests similar to the Interests (the "Appraiser"). The Appraiser will determine the value of the Limited Partner's Interest as of the end of the calendar month immediately preceding the Removal Event based upon the value of the Partnership's assets net of liabilities assuming all assets were sold at such value and all liabilities were satisfied by cash payments at their present value and any resulting deemed Profit or Loss was allocated to the Partners pursuant to the terms of this Agreement. The determination of the value of a Limited Partner's Interest shall assume the going concern of the Partnership and shall not take into account minority discounts for the Capital Account being valued. The date on which the Interest is to be valued pursuant to this Section shall be referred to herein as a "Valuation Date." The Appraiser shall within sixty (60) days of the Removal Event prepare a statement and report of the amount of the Limited Partner's Interest as of the Valuation Date. A copy of such statement and report will be forwarded to each Partner.

          (b) The Partnership's name and goodwill shall, as among the Partners, be deemed to have no value and shall belong to the Partnership, and no Partner shall have any right or claim individually to the use thereof

     9.6  Payments  to  a  Removed  Limited  Partner.  The  Purchase  Price,  as
          ------------------------------------------
determined under Section 9.5, shall be paid to the removed, deceased or disabled Limited Partner, or its successor in interest as follows:

          (a) Ten percent (10%) in cash or immediately available funds by the ninetieth (90th) day following the date of the Removal Event, death or disability (the "Closing Date"), and

          (b) The balance of principal together with interest on the unpaid principal balance at a rate of interest equal to the Prime Rate in effect on the business day prior to the Closing Date in twelve (12) equal installments, payable each March 31, June 30, September 30 and December 31, commencing on the first March 31, June 30, September 30 or December 31 following the Closing Date; provided, however, that (i) the Partnership may, at any time and from time to time at its sole option and election, without penalty or premium, repay the balance, in whole or in part, and (ii) the balance shall become immediately due and payable (A) if any installment of the balance shall not have been paid when due and the Partnership shall have failed to cure such default within ten (10) days after the Partnership's receipt of a written notice of such default or (B) if the Partnership is dissolved.

            ARTICLE X. DISSOLUTION AND WINDING UP OF THE PARTNERSHIP

     10.1 Dissolution  of  the  Partnership.  The Partnership shall be dissolved
          ---------------------------------
upon  the  first  to  occur  of  any  of  the  following  events:

          (a) An order by a court of competent jurisdiction decrees that the Partnership be dissolved;

          (b) The determination of the General Partners and a Majority in Interest of the Limited Partners to dissolve; or

          (c) The sale or other disposition of all or substantially all of the assets of the Partnership.

     The occurrence of any Removal Event of any Limited Partner shall not cause the dissolution of the Partnership.

     10.2 Winding  Up  of  the  Partnership.  Upon  a  dissolution  of  the
          ---------------------------------
Partnership, the General Partner or other Person appointed by the General Partner, shall take full account of the Partnership's assets and liabilities and the assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof and as shall be necessary to timely make the distributions below described, and the proceeds therefrom, to the extent sufficient therefor, shall be applied and distributed in the following order:

          (a) First, to the payment and discharge of all of the Partnership's debts and liabilities other than liabilities owing to the Partners, including establishment of any necessary contingency reserves;

          (b)  Then,  to  the  payment of any liabilities owing to the Partners;

          (c) Then, to the Partners in accordance with Unreturned Capital Balances.

          (d) Then, after taking into account all distributions and allocations of Profits and Losses provided for in this Agreement, to the Partners in accordance with positive Capital Account Balances.

     10.3 Distribution  In  Kind.  Any  Partnership Property distributed in kind
          ----------------------
in the liquidation shall be valued and treated pursuant to Section 9.5. The difference between the value of any item of Partnership Property distributed in kind and its book value shall be treated as a gain or loss on the disposition of Partnership Property and shall be allocated among the Partners as provided in
Article  VI.

           ARTICLE XI. BOOKS OF ACCOUNTS, ACCOUNTING, REPORTS, FISCAL
                      YEAR, BANKING AND TAX MATTERS PARTNER

     11.1 Accounting,  Books  and  Records.  The  Partnership  shall maintain at
          --------------------------------
its principal place of business or such other places as the General Partner shall determine books of account for the Partnership which shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of the Partnership and the operation of its business in accordance with generally accepted accounting principles consistently applied and, to the extent inconsistent therewith in accordance with this Agreement. The Partnership shall use the accrual method of accounting in preparation of its annual reports and for tax purposes and shall keep its books and records accordingly. Each Partner or its designated representative shall have the right, during ordinary business hours, to have access to, inspect and copy, at its sole expense, the contents of such books or records.

     11.2 Other  Records.
          --------------

          (a) The Partnership shall maintain at its principal place of business the following:

               (i) A current list of the full names and last known business address of each Partner;

               (ii) A copy of the Certificate of Limited Partnership, all amendments thereto, and executed copies of any powers of attorney pursuant to which the same have been executed;

               (iii) A copy of this Agreement, all amendments thereto, and executed copies of any written powers of attorney pursuant to which the same have been executed;

               (iv) Copies of any federal, state, and local income tax returns and reports of the Partnership for the three most recent years; and

               (v) Copies of any financial statements of the Partnership for the three most recent years.

          (b) Except as otherwise set forth herein, each Partner shall have the right, exercisable upon written demand, to examine the items described in
Section 11.2(a) during ordinary business hours and for any purpose reasonably related to the Partner's Interest in the Partnership (which purpose must be stated in the written demand), and shall have the right, at its own expense, to make copies of all such items.

     11.3 Reports.
          --------

          (a) The General Partner shall be responsible for the preparation of financial reports of the Partnership and the coordination of financial matters of the Partnership with the Accountant.

          (b) Within 90 days after the end of each fiscal year, the General Partner shall transmit to each Partner financial statements based upon the annual audit of the books and financial records of the Partnership, prepared in accordance with generally accepted accounting principles, and, to the extent inconsistent therewith, in accordance with this Agreement, including the following:

               (i) A copy of the balance sheet of the Partnership as of the last day of such fiscal year;

               (ii) A statement of income or loss for the Partnership for such fiscal year;

               (iii) A statement of the Partners' Capital Accounts and changes therein for such fiscal year; and

               (iv) A statement of Partnership cash flow for such fiscal year.

          (c) Within ninety (90) days after the end of each fiscal year, the General Partner shall transmit to each Partner a report indicating such Partner's share of all items of income or gain, expense, loss or other deduction and tax credit of the Partnership for such fiscal year, and such additional information to enable the Partners to complete their respective tax returns.

          (d) The General Partner shall transmit to the Limited Partners such other reports and information as the Limited Partners may reasonably request.

     11.4 Fiscal  Year.  The  fiscal  year  of Partnership shall be the calendar
          ------------
year.

     11.5 Partnership  Funds.  All  funds  of the Partnership shall be deposited
          ------------------
in its name in a separate bank account or accounts or in an account or accounts of a savings and loan association or brokerage firm as shall be determined by the General Partner.

     11.6 Tax  Matters  Partner.  The  General  Partner  shall  serve  as  the
          ---------------------
Partnership's "tax matters partner" (as such term is defined in the Code). In such capacity, the Tax Matters Partner is hereby authorized and empowered to act for and represent the Partnership and each of the Partners before (i) the Internal Revenue Service ("Service") in any audit or examination of any Partnership tax return, and (ii) any court selected by the

Partners for judicial review of any adjustment assessed by the Service. The Partners specifically acknowledge, without limiting the general applicability of this Section, that the Tax Matters Partner shall not be liable, responsible or accountable in damages or otherwise to the Partnership or any Partner with respect to any action taken by him in his capacity as the Tax Matters Partner, provided he used reasonable business judgment with respect to the action taken. All out-of-pocket expenses incurred by the Tax Matters Partner in his capacity as the Tax Matters Partner shall be considered expenses of the Partnership for which the Tax Matters Partner shall be entitled to full reimbursement.

                        ARTICLE XII.     INDEMNIFICATION

     12.1 Indemnification.
          ---------------

          (a)  General  Provisions.  Except  as  otherwise set forth herein, the
               -------------------
Partner and their members, partners, Affiliates, directors, officers, agents and employees (herein referred to as an "Indemnitee"), shall be indemnified, held harmless and defended by the Partnership (out of Partnership assets, including the proceeds of liability insurance) against any claim, demand, controversy, dispute, cost, loss, damage, expense (including reasonable attorneys' fees), judgment and/or liability incurred by or imposed upon the Indemnitee in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency) to which the Indemnitee may be a party or otherwise involved, or with which the Indemnitee may be threatened, by reason of any action or omission of the Indemnitee (or the Indemnitee's employee) in connection with the conduct of Partnership affairs. Such indemnification extends to the Indemnitee in its capacity, at the time the cause of action arose or thereafter, as general partner, member of any committee or as a member, Affiliate, director, officer, partner, employee or other agent of any other organization in which the Partnership owns an interest or of which the Partnership is a creditor, which other organization the Indemnitee (or its employee) serves in such capacity at the request of the Partnership (whether or not the Indemnitee or its employee continues to serve in such capacity at the time such action, suit or proceeding is brought or threatened). The indemnification set forth herein shall not extend with respect to actions or omissions of the Indemnitee (or its employee) which shall have been finally adjudicated (by settlement or otherwise) in any such action, suit or proceeding to have constituted actual fraud, willful misconduct or gross negligence. In the event of settlement of any action, suit or proceeding brought or threatened, such indemnification shall apply to all matters covered by the settlement. The foregoing right of indemnification shall be in addition to any rights to which any Indemnitee may otherwise be entitled and shall inure to the benefit of the executors, administrators, personal representatives, successors or assigns of each such Indemnitee.

          (b)  Advance  Payment  of  Expenses.  The  Partnership  shall  pay the
               ------------------------------
expenses incurred by an Indemnitee in defending a civil or criminal action, suit or proceeding, or in opposing any claim arising in connection with any potential or threatened civil or criminal action, suit or proceeding, in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by such Indemnitee to repay such payment if he shall be determined to be not entitled to indemnification therefore as provided herein; provided, however, that in such instance the Indemnitee is not commencing an action, suit, or proceeding against the Partnership, or defending an action, suit or proceeding commenced against him by the Partnership or any Partner thereof or opposing a claim by the Partnership or any Partner thereof arising in connection with any such potential or threatened action, suit or proceeding.

          (c)  Insurance.  The  Partnership  may purchase and maintain insurance
               ----------
with such limits or coverages as the General Partner reasonably deems appropriate, at the expense of the Partnership and to the extent available, for the protection of any Indemnitee against any liability incurred by such Indemnitee in any such capacity or arising out of his status as such, whether or not the Partnership has the power to indemnify such Indemnitee against such liability. The Partnership may purchase and maintain insurance for the protection of any officer, director, employee, consultant or other agent of any other organization in which the Partnership owns an interest or of which the Partnership is a creditor against similar liabilities, whether or not the Partnership has the power to indemnify him or it against such liabilities. Any amounts payable by the Partnership to an Indemnitee pursuant to the provisions of Section 12.1(a) above shall be payable first from the proceeds of any insurance recovery pursuant to policies purchased by the Partnership and then from the other assets of the Partnership; provided, that the foregoing shall not affect the Partnership's obligation to advance expenses pursuant to Section 12.1(b) hereof in circumstances in which the insurance Partnership who has issued such policy will not advance such expenses.

                         ARTICLE XIII.     MISCELLANEOUS

     13.1 Agreement  for  Further  Execution.  The Partners agree to sign, swear
          ----------------------------------
or acknowledge any certificates or filings required by the laws of the State of Delaware or any other state, to sign, swear or acknowledge any amendment or cancellation of such certificate or filings whether or not such amendment or cancellation is required by law; to sign, swear or acknowledge such other certificates, filings, documents or affidavits of assumed name, trade name or the like (and any amendments or cancellations thereof that may be required for conduct of the Partnership's business) and to cause the filing of any of the same for record wherever such filing shall be required by law. This Section 13.1 shall not prejudice or affect the rights of the Partners to approve certain amendments to this Agreement as herein provided.

     13.2 Amendments.
          ----------

          (a) Except as otherwise provided in this Agreement, no alteration, modification or amendment of this Agreement shall be made unless in writing and signed (in counterpart or otherwise) by the General Partner and a Majority in Interest of the Limited Partners, except that no alteration, modification or amendment of any Section hereof which would materially and adversely affect the economic interests of one or more (but not all) of the Limited Partners may be made (except as provided below) without the unanimous consent of all Limited Partners so adversely affected. Notwithstanding the foregoing, no increase in the amount required to be contributed to the Partnership by the Partners, other than as required herein or under applicable law, may be made without the consent of all the Partners.

          (b) Any provision to the contrary contained herein notwithstanding, the General Partner may, without the consent or approval of any Partners, make such amendments to this Agreement binding on the Partners, (i) to correct a typographical error, cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provisions herein, (ii) to make any other amendment if such amendment is not adverse to the interests of the Limited Partners as a whole or as a class or if such amendment benefits the Limited Partners as a whole or as a class; and (iii) to reflect the addition of Limited Partners pursuant to Section 5.2; provided, however, that no amendment shall be adopted pursuant to this Section 13.2(b) unless the adoption thereof does not affect the status of the Partnership as a partnership for federal income tax purposes.

     13.3 Notices.
          -------

          (a) Any notice to be given under this Agreement shall be made in writing and sent by express, registered or certified mail, return receipt requested, postage prepaid, fax, or commercial delivery service, addressed as set forth below:

               (i)  If  to  the  General  Partner  or  the  Partnership:

          1286 Homer Street, Fourth Floor
          Vancouver, British Columbia
          V6B 2Y5
          Canada

               (ii) If to any Partner, such notice shall be mailed to the address of the Partner appearing on the records of the Partnership.

          (b) Any Partner may change the address to which notice is to be sent by giving notice of such change to the Partnership in conformity with this
Section  13.3.

          (c) Any such notice shall be deemed to be delivered, given and received for all purposes as of the date delivered if delivered by a commercial delivery service or by confirmed fax, or as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, if sent by express, registered or certified mail.

     13.4     Governing  Law  and Jurisdiction. This Agreement shall be governed
              --------------------------------
by, and construed in accordance with, the laws of the State of Delaware as interpreted by the courts of saidState, notwithstanding any rules regarding choice of law to the contrary. The parties to this Agreement agree to the exclusive jurisdiction of the courts of New Castle County, Delaware and the Federal courts of the District of Delaware for resolution of controversies arising out of or relating to this Agreement and any related instruments, agreements or documents.

     13.5     Binding  Nature  of  Agreement. Except as otherwise provided, this
              ------------------------------
Agreement shall be binding upon and inure to the benefit of the Partners and their personal representatives, successors and assigns.

     13.6     Additional  Partners.  Each  substitute,  additional  or successor
              --------------------
Partner shall become a signatory hereof by signing such number of counterparts of this Agreement and such other instrument or instruments and in such manner, as the General Partner shall determine. By so signing, each substitute, additional or successor Partner, as the case may be, shall be deemed to have adopted and to have agreed to be bound by all the provisions of this Agreement; provided, however, that no such counterpart shall be binding until it shall have been signed by the Partnership.

     13.7 Validity.  In  the  event  that all or any portion of any provision of
          ---------
this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

     13.8 Entire  Agreement.  This  Agreement  and  the  agreements  attached
          -----------------
hereto as Exhibits constitute the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein.

     13.9 Indulgences,  Etc.  Neither  the  failure nor any delay on the part of
          -----------------
any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and signed by the party asserted to have granted such waiver.

     13.10  Execution  in  Counterparts.  This  Agreement may be executed in any
            ---------------------------
number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

     13.11  Paragraph.  The  paragraph  headings  in  this  Agreement  are  for
            ---------
convenience only, form no part of this Agreement, and shall not affect its interpretation.

     13.12  Number  of  Days.  In  computing  the number of days for the purpose
            ----------------
of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then such final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

     13.13  Interpretation.  No  provision  of  this  Agreement  is  to  be
            --------------
interpreted for or against any party because that party or that party's legal representative drafted such provision.

     13.14  Corporate  Authority.  Any  corporation  or  trust  signing  this
            --------------------
Agreement represents and warrants that the execution, delivery and performance of this Agreement by such corporation or trust has been duly authorized by all necessary corporate or trustee action.

     13.15  Third  Party  Beneficiaries.  Notwithstanding anything herein to the
            ---------------------------
contrary, no provision of this Agreement is intended to benefit any party other than the Partners hereto and their successors and assigns in the Partnership and shall not be enforceable by any other party.

     13.16  Appointment  of  Attorney-in-fact.  Each  Partner hereby irrevocably
            ---------------------------------
constitutes and appoints the General Partner its true and lawful attorney-in-fact, with full power of substitution, and with the General Partner having full power and authority in its name, place and stead to execute, acknowledge, deliver, swear to, file and record with the appropriate public offices such certificates, instruments and documents as may be necessary or appropriate to carry out the provisions of this Agreement or effectuate any action taken by or on behalf of the Partnership, including, but not limited to, any amendments to this Agreement or the Certificate of Limited Partnership approved by the Partners as provided herein. The appointment by the Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing and other action by the General Partner on behalf of the Partnership and, shall to the fullest extent permitted by applicable law, survive the Bankruptcy, death or incompetency of any Partner hereby giving such power.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the day and year first above written.


GENERAL PARTNER:

NANG, Incorporated

By:  "HARRY BRISCOE"
   -------------------------------
      Harry Briscoe, President


LIMITED PARTNERS:

Limited Partner A

FAR GROUP, INC.

By:  "HARRY BRISCOE"
   ------------------------------
      Harry Briscoe, President


Limited Partner B

BWP GAS, LLC

     HBA Gas, Inc.
     Managing Member

By:  "ERNEST A. BARTLETT
   ------------------------------
     Ernest A. Bartlett
     Managing Member

             PARTNERS AS OF MARCH 6, 2003


----------------------  ------------  -----------
                          CAPITAL     PERCENTAGE
                        CONTRIBUTION   INTEREST
----------------------  ------------  -----------
LIMITED PARTNERS:
----------------------  ------------  -----------

Limited Partner A                             98%

FAR Group, Inc.
1286 Homer Street, 4th
Floor
Vancouver, British
Columbia
V6B 2Y5
Canada

Limited Partner B                              1%

BWPGas, LLC
Cranley Lodge
132 1/2 Fulham Road
London SW3 682
United Kingdom
----------------------  ------------  -----------
GENERAL PARTNER:
----------------------  ------------  -----------
NANG, Incporated                              1.%
10203 Birchridge Drive
Humble, TX 77338
----------------------  ------------  -----------

                                    EXHIBIT B

                               SPECIAL ALLOCATIONS

1.   Special  Tax  Allocations.
     -------------------------

          (a)  Qualified  Income  Offset.  In the event any Partner unexpectedly
               -----------------------
receives any adjustments, allocations, or distributions described in Regulations
Section 1.704-1 (b)(2)(ii)(d)(4),(5), or (6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 1(a) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in Article VI hereof have been tentatively made as if this Section 1(a) were not in the Agreement.

          (b)  Gross  Income  Allocation.  In  the  event  any  Partner  has  a
               -------------------------
deficit Capital Account at the end of any Partnership fiscal year that is in excess of the sum of (i) the amount such Partner is obligated to restore, and
(ii) the amount such Partner is deemed to be obligated to restore pursuant to the next to last sentences of Regulation Sections 1 .704-2(g)(l) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 1(b) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article 6 have been tentatively made as if Section 1(a) hereof and this Section 1(b) were not in the Agreement.

          (c)  Partnership  Minimum  Gain  Chargeback.  Except  as  otherwise
               --------------------------------------
provided in Section 1.704-2(f) of the Regulations, notwithstanding any other provision of Article VI hereof if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section
1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section l.704-2(f)(6) and 1.704-2(j)(2) of the Regulations. This Section 1(c) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

          (d)  Partner  Minimum  Gain  Chargeback.  Except as otherwise provided
               ----------------------------------
in Section 1 .704-2(i)(4) of the Regulations, notwithstanding any other provision of Article VI hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1 .704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner


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Minimum  Gain  attributable  to  such  Partner  Nonrecourse  Debt, determined in accordance with Regulations Section 1 .704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1 .704-2(i)(4) and 1 .704-2(j)(2) of the Regulations. This Section 1(d) is intended to comply with the minimum gain chargeback requirement in Section 1 .704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.

          (e)  Nonrecourse  Deductions.  Nonrecourse  Deductions  for any Fiscal
               -----------------------
year shall be specially allocated among the Partners in proportion to their Limited Partnership Interests.

          (f)  Partner  Nonrecourse  Deductions.  Any  Partner  Nonrecourse
                -------------------------------
Deductions for any Fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(1).

          (g)  Code  Section  754  Adjustment.  To  the  extent an adjustment to
               ------------------------------
the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increased the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such
Section  1  .704-1(b)(2)(iv)(m)  of  the  Regulations.

          (h)  Curative  Allocations.  The  Regulatory  Allocations  consist  of
               ---------------------
the allocations pursuant to Sections 1(a) through 1(g) hereof Notwithstanding any other provision of this Agreement, the Regulatory Allocations shall be taken into account in allocating items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not occurred.

     2.   Other  Allocations  Rules.
          -------------------------

          (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner using any permissible method under Code Section 706 and the Regulations thereunder.

          (b) Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deductions, and any other allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the year.

          (c) The Partners are aware of the income tax consequences of the allocations made by this Exhibit B and hereby agree to be bound by the
                             ----------
provisions of this Exhibit B in reporting their shares of Partnership income and
                   ---------
loss  for  income  tax  purposes.

     3.   Tax  Allocations:  Code  Section  704(c).  In  accordance  with  Code
          ----------------------------------------
Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.


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